                                                                    EXHIBIT 23.1



                              CONSENT OF COUNSEL


     We herby consent to the reference to us in the Prospectus constituting part of this to the Form SB-2 Registration Statement for Mirenco, Inc. under the caption "Legal Matters."



                                                   /s/ DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
March 13, 2001